DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


CORPORATE INCOME FUND         The objective of this Defined Fund is to provide
PREFERRED STOCK               dividend income and minimize loss of capital by
PUT SERIES--4                 investing in a portfolio of Preferred Stocks
(A UNIT INVESTMENT            issued primarily by domestic public utility
TRUST)                        companies including telecommunications issuers.
------------------------------In the opinion of counsel, substantially all of
-- MONTHLY INCOME             the dividend income on the Preferred Stocks, when
-- COLLATERALIZED PURCHASE    received by the Fund and distributed to Holders,
   COMMITMENTS                will constitute dividends for Federal income tax
                              purposes which are eligible for the
                              dividends-received deduction for corporations. See
                              Taxes. The Preferred Stocks are supported by collateralized non-recourse purchase commitments of the Seller, which should significantly reduce fluctuations in the value of the Units. There is no assurance that these objectives can be met because they are subject to the financial condition of the issuers of the Preferred Stocks and upon the Seller's continuing ability to meet its obligations under its purchase commitments.
                              Furthermore, the market value of the underlying
                              Securities, and therefore the value of the Units, will fluctuate with changes in interest rates and other factors.
                              Minimum purchase in individual transactions: One
                              Unit



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               -------------------------------------------------
SPONSORS:                      PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
Merrill Lynch,                 UNLESS ACCOMPANIED BY CORPORATE INCOME FUND
Pierce, Fenner & Smith         PROSPECTUS PART B.
Incorporated                   INVESTORS SHOULD READ BOTH PARTS OF THIS
Smith Barney Inc.              PROSPECTUS CAREFULLY AND RETAIN THEM FOR FUTURE
Prudential Securities          REFERENCE.
Incorporated                   INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEE AT
Dean Witter Reynolds Inc.      1-800-221-7771.
PaineWebber Incorporated       PROSPECTUS DATED DECEMBER 29, 1995.

--------------------------------------------------------------------------------

Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $100 billion sponsored in the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defining Your Portfolio
----------------------------------------------------------------

The Portfolio contains 27 preferred stocks primarily issued by public utility companies including telecommunications companies. The stocks included in the Portfolio were acquired from The Dime Savings Bank of New York, FSB (the 'Seller'), a federally chartered savings bank. All of the Preferred Stocks were originally acquired by the Seller in the ordinary course of its business and held in its investment portfolio prior to sale to Sponsors. The Sponsors believe that the Securities together with the purchase commitments will be readily marketable to institutions and other investors should it be necessary for the Trustee to sell Securities to meet redemption of Units. Investment in the Fund should be made with an understanding of the nature of preferred stocks (see Risk Factors--Preferred Stock Put Series in Part B). Investing in the Portfolio, rather than in only one or two of the underlying stocks, is a way to diversify your investment, even though the Portfolio is concentrated in a single industry. The Fund was created on April 25, 1985. The information in this prospectus is as of September 30, 1995, the evaluation date.

PURCHASE COMMITMENTS

To provide liquidity, the Seller has committed to purchase on each Semi-Annual Purchase Date, any Preferred Stocks if required to satisfy redemption of Units (a 'Liquidity Purchase'). This purchase commitment is designed to minimize, in comparison with other preferred stock, the risk of capital depreciation while maintaining the potential for capital appreciation. The Preferred Stocks are also supported by Default Purchase, Insolvency Purchase and Disposition Purchase commitments designed to stabilize your capital investment (see Risk Factors-- Preferred Stock Put Series in Part B).

COLLATERAL

The collateral securing the Purchase Commitments may consist of mortgage backed securities issued by GNMA (Ginnie Maes), FNMA (Fannie Maes) or FHLMC (Freddie
Macs); mortgages; municipal obligations; corporate obligations; U.S. government securities; and cash.

MONTHLY INCOME DISTRIBUTIONS

Monthly distributions of dividends are payable on the 25th of the month to holders of record on the 10th day of the month. In order to meet certain tax requirements, a special distribution of income including capital gains, may be paid to holders of record as of a date in December. Any capital gain net income will generally be distributed after the end of the year.
It is expected that the proceeds of the sale or redemption of securities will not be distributed but will be reinvested in additional securities. To the extent these proceeds are available for distribution, they will be distributed on the next distribution day.

TAXES

Distributions which are taxable as ordinary income to Holders will constitute dividends for Federal income tax purposes and may, subject to certain limitations, be eligible for the dividends-received deduction for certain corporations (see Taxes).

SEMI-ANNUAL PURCHASE DATES

June 17 and December 17 of each year.

FINAL DISPOSITION DATE

The Portfolio will terminate by June 17, 2005. The final distribution will be made within a reasonable time afterward. The Portfolio may be terminated earlier if its value is less than 40% of the face amount or stated value of the Securities. On the evaluation date, the value of the Portfolio was 22% of the face amount or stated value of the Securities.

----------------------------------------------------------------
Defining Your Risks
----------------------------------------------------------------

The Portfolio is considered to be 'concentrated' in Preferred Stocks of public utility companies and is therefore dependent on revenues from those particular activities. (See Risk Factors in Part B.)

Unit price fluctuates with the value of the Portfolio, and the value of the Portfolio will be affected by changes in the financial condition of the issuers, changes in the public utility industry, general economic conditions, movements in interest rates generally, the impact of the Sponsors' purchase and sale of the securities and other factors. Further distributions of income on the underlying securities will generally depend upon the payment of dividends by the issuers, and there can be no assurance that the issuers of securities will pay dividends. Therefore, there is no guarantee that the objective of the Portfolio will be achieved. Also, the value of equity securities issued by utilities, because of their higher yields, might be more adversely affected by a reduction in the dividends-received deduction than equity securities generally.

The amount realized by investors upon sale or redemption of Units may be less than the price paid for the Units. However, because of the Seller's Liquidity Purchase commitment on each Semi-Annual Purchase Date at a predetermined price (the 'Put Price'), the Sponsors anticipate that the bid side evaluation of a Security on each Semi-Annual Purchase Date will at least equal the Put Price of that Security but will not necessarily equal the offering side evaluation of that Security on the Date of Deposit. During the six-month period prior to each Semi-Annual Purchase Date, the bid side evaluation of each Security may fluctuate but should approach the Put Price of that Security as each Semi-Annual Purchase Date approaches.

It is anticipated that the perpetual Preferred Stocks and certain of the sinking fund Preferred Stocks will be sold by the Trustee on various disposition dates ending June 17, 2005 if they can be sold for prices in excess of their Put Prices on such dates. Otherwise these Preferred Stocks will be purchased on the Final Disposition Date at their Put Prices in accordance with the Seller's Disposition Purchase commitments. The perpetual Preferred Stocks, which have no sinking fund provisions, will be sold from the Fund in a series of dispositions until the Final Disposition Date. The Trustee will sell from the Fund, subject to the right of first refusal of the Seller, perpetual Preferred Stocks whose market values, without related Liquidity Purchase commitments and Disposition Purchase commitments, exceed their Put Prices at the time set for disposition. The maximum amount of perpetual Preferred Stocks to be disposed of in this way will be 10% of the original face amount of these Preferred Stocks in each year. The actual volume of dispositions in any period is unpredictable, since it depends on the market values of these Preferred Stocks. There is a substantial possibility that the market values of Preferred Stocks exclusive of the value of the related Liquidity Purchase commitments and Disposition Purchase commitments will never exceed their Put Prices, and there will be no such disposition.

Unlike a mutual fund, the Portfolio is not actively managed and the Sponsors receive no management fee. Therefore, the adverse financial condition of an issuer or any market movement in the price of a security will not necessarily require the sale of securities from the Portfolio. Although the Portfolio is regularly reviewed and evaluated and Sponsors may instruct the Trustee to sell securities under certain limited circumstances, securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation.
----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------

PUBLIC OFFERING PRICE PER UNIT                                           $237.39

The Public Offering Price as of September 30, 1995, the evaluation date, is based on the aggregate offer side value of the underlying securities ($11,454,535) and any cash held to purchase securities, divided by the number of units outstanding (48,252). The Public Offering Price on any subsequent date will vary. The underlying securities are valued by an independent evaluator at 3:30 p.m. Eastern time on every business day.

PLACEMENT FEE

In addition to the portfolio supervision, administrative and bookkeeping fees shown below under Defining Your Costs, the Sponsors also receive a quarterly placement fee from the Seller in an amount equal to .250% of the Put Price (see Underwriters' and Sponsors' Profits in Part B).

----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                    Amount per
                                                          Unit
                                                  ---------------
Trustee's Fee                                        $    0.01
Maximum Portfolio Supervision, Bookkeeping and
  Administrative Fees                                $    0.06
                                                  ---------------
TOTAL                                                $    0.07


SELLING YOUR INVESTMENT

You may sell or redeem your units at any time prior to the termination of the Portfolio. Your price will be based on the then current net asset value (based on the lower, bid side value of the securities, as determined by an independent evaluator), plus principal cash if any. The redemption and secondary market repurchase price as of the evaluation date was $235.64 per unit ($1.75 per unit less than the Public Offering Price).

----------------------------------------------------------------
Taxes
----------------------------------------------------------------

The following replaces 'Taxes' in Part B

TAXATION OF THE FUND

The Fund intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Sections 851-855 of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If the Fund qualifies as a 'regulated investment company' and distributes to investors 90% or more of its taxable income without regard to its net capital gain (net capital gain is defined as the excess of net long-term capital gain over short-term capital loss), it will not be subject to Federal income tax on the portion of its taxable income (including any net capital gain) it distributes to investors in a timely manner. In addition, the Fund will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to investors in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that the Fund will not be subject to Federal income tax or the excise tax because the Indenture requires the distribution of the Fund's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Fund's taxable income (including any net capital gain) for a calendar year may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by investors during the calendar year.

DISTRIBUTIONS

Distributions to investors of the Fund's interest income and any net short-term capital gain in any year will be taxable as ordinary income to investors to the extent of the Fund's taxable income (without regard to any net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the investor's basis in his Units and, to the extent that they exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Fund's interest income and any net short-term capital gain will be taxable as ordinary income to investors.

Distributions that are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes. To the extent that distributions are appropriately designated by the Fund and are attributable to dividends received by the Fund from domestic issuers with respect to whose securities the Fund satisfied the requirements for the dividends-received deduction, such distributions will be eligible for the dividends-received deduction for corporations (other than corporations such as 'S' corporations which are not eligible for such deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax).

The dividends-received deduction generally is 70%. However, Congress from time to time considers proposals to reduce the rate, and enactment of such a proposal would adversely affect the after-tax return to investors who can take advantage of the deduction. Further, on December 7, 1995, the Clinton Administration proposed reducing the dividends received deduction to 50% for dividends paid or accrued after January 31, 1996. Investors are urged to consult their own tax advisers.

Sections 246 and 246A of the Code contain additional limitations on the eligibility of dividends for the corporate dividends-received deduction. Depending upon the corporate investor's circumstances (including whether it has a 45-day holding period for his Units and whether its Units are debt financed), these limitations may be applicable to dividends received by an investor from the Fund which would otherwise qualify for the dividends-received deduction under the principles discussed above. Accordingly, investors should consult their own tax advisers in this regard. A corporate investor should be aware that the receipt of dividend income for which the dividends-received deduction is available may give rise to an alternative minimum tax liability (or increase an existing liability) because the dividend income will be included in the corporation's 'adjusted current earnings' for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code.

Distributions of the Fund's net capital gain (designated as capital gain dividends by the Fund) will be taxable to investors as long-term capital gain, regardless of the time the Units have been held by an investor. An investor will recognize taxable gain or loss if the investor sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will be capital gain or loss, except in the case of a dealer. Capital gains are currently taxed at the same rate as ordinary income. However, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. However, any capital loss on the sale or redemption of a Unit that an investor has held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to the investor by the Fund. The deduction of capital losses is subject to limitations.

The Federal tax status of each year's distributions will be reported to investors and to the Internal Revenue

Service. The foregoing discussion relates only to the Federal income tax status of the Fund and to the tax treatment of distributions by the Fund to U.S. investors. Investors who are not U.S. citizens or residents should be aware that distributions from the Fund generally will be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether investment in the Fund is appropriate. Distributions may also be subject to state and local taxation and investors should consult their own tax advisers in this regard.

                                    *  *  *

There are no regulations, published rulings or judicial decisions involving the characterization for Federal income tax purposes of arrangements involving the purchase of preferred stocks with purchase commitments that are substantially the same as the Seller's purchase commitments with respect to the Securities. However, Davis Polk & Wardwell, special counsel for the Sponsors, are of the opinion that, under applicable law, the Fund will be treated as the owner of the Securities for Federal income tax purposes, notwithstanding the existence of the Seller's purchase commitments. (Neither the Fund nor the Sponsors have applied for a ruling from the Internal Revenue Service regarding the ownership of the Securities; the Internal Revenue Service has announced in Rev. Proc. 83-55, as restated as part of Rev. Proc. 95-3, that it will not ordinarily issue advance rulings or determination letters on the question of who is the true owner of securities or participation interests therein where the purchaser has the contractual right to cause the security or participation interest therein to be purchased by either the seller or a third party; accordingly, there can be no assurance that the Internal Revenue Service will agree with the conclusion expressed herein or that it will not take actions which, if sustained, would result in the Fund not being treated as the owner of the Securities for Federal income tax purposes.)

The Fund may recognize capital gain upon the sinking fund or optional redemption of Securities in an amount equal to the excess of the redemption price of the Securities redeemed over the Fund's cost therefor (including any portion of such cost allocable to the Seller's purchase commitment). The Fund may also recognize capital gain if it sells a Security (pursuant to the Seller's purchase commitment or otherwise). The existence of the Seller's purchase commitments causes any capital gain realized by the Fund to constitute short-term capital gain regardless of whether the Security redeemed or sold was held in excess of the long-term capital gain holding period. Therefore, distributions of the Fund's capital gain will constitute ordinary income dividends (not capital gain dividends) to the extent of the Fund's taxable income for that year but will not qualify for the dividends-received deduction for corporations.

Only the amount of the Fund's dividend distributions (exclusive of capital gain dividends) which does not exceed the aggregate amount of dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction for corporations. Dividends received by the Fund will be considered dividends for this purpose only if such dividends would qualify for the dividends-received deduction for corporations pursuant to the rules generally applicable to corporations under Section 246(c) of the Code. Although there are no regulations, published rulings or judicial decisions involving the eligibility for the dividends-received deduction in circumstances substantially similar to those present here, it is the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, that the Fund will be considered to have a holding period for the Securities of at least 45 days for purposes of Section 246(c) of the Code and that accordingly all dividends received by the Fund on the Securities will qualify for the dividends-received deduction and thus will be considered to be dividends for purposes of determining the amount of the Fund's dividend distributions which will qualify for the dividends-received deduction. Opinions of counsel, however, are not binding on the Internal Revenue Service. The Internal Revenue Service could assert that because of the existence of the Seller's purchase commitments, none of the dividends received by the Fund will qualify for the dividends-received deductions under the rules generally applicable to corporations and therefore that none of the dividends distributed by the Fund will qualify for the dividends-received deduction. Although there can be no assurance as to the outcome, it is the opinion of Davis Polk & Wardwell that the Internal Revenue Service would not prevail if this issue were properly presented to a court.

On December 7, 1995, the Clinton Administration proposed an amendment to the Internal Revenue Code that effectively would deny the dividends received deduction to taxpayers such as the Fund that have entered into arrangements that would protect them from the risk of loss with respect to shares of stock. The proposal would be effective for dividends paid or accrued after January 31, 1996.

It is likely that less than 100% of the Fund's dividend distributions will qualify for the dividends-received deduction. The exact percentage of the Fund's dividend distributions in a given year that will qualify for the dividends-received deduction will depend on the expenses of the Fund for such year and the amount of Securities redeemed or sold in the year and whether any short-term capital gain results therefrom.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
PREFERRED STOCK PUT SERIES - 4


REPORT OF INDEPENDENT ACCOUNTANTS


The Sponsors, Trustee and Holders
of Defined Asset Funds - Corporate Income Fund,
Preferred Stock Put Series - 4:

We have audited the accompanying statement of condition of Defined Asset Funds - Corporate Income Fund, Preferred Stock Put Series - 4, including the portfolio, as of September 30, 1995 and the related statements of operations and of changes in net assets for the years ended September 30, 1995, 1994 and 1993. These financial statements are the responsibility of the Trustee. (See Note 5.) Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at September 30, 1995, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Corporate Income Fund,
Preferred Stock Put Series - 4 at September 30, 1995 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

New York, N.Y.
December 4, 1995

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
PREFERRED STOCK PUT SERIES - 4

STATEMENT OF CONDITION
AS OF SEPTEMBER 30, 1995

TRUST PROPERTY:
  Investment in marketable securities - at value
    (cost $10,932,013)(Note 1).....................                $11,369,963
  Dividend receivable..............................                     68,388
  Cash.............................................                     23,562
                                                                 ______________

              Total trust property.................                 11,461,913

LESS LIABILITY - Accrued expenses..................                      6,416
                                                                 ______________

NET ASSETS, REPRESENTED BY:
  48,252 units of fractional undivided
    interest outstanding (Note 3)..................  $11,370,151
  Undistributed net investment income..............       85,346
                                                   _____________   $11,455,497
                                                                 ==============

UNIT VALUE ($11,455,497/48,252 units)..............                    $237.41
                                                                 ==============


                         See Notes to Financial Statements.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
PREFERRED STOCK PUT SERIES - 4

STATEMENTS OF OPERATIONS

                                                    ..........Years Ended September 30,........
                                                          1995          1994          1993
                                                    __________________________________________
INCOME:
  Interest income..................................   $1,110,196    $1,558,716    $2,006,842
  Trustee's fees and expenses......................       (2,107)         (205)         (258)
  Sponsors' fees...................................       (3,856)       (2,738)       (3,920)
                                                    __________________________________________
  Net investment income............................    1,104,233     1,555,773     2,002,664
                                                    __________________________________________
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain on securities sold
    or redeemed....................................      109,638        71,015
  Unrealized appreciation (depreciation)
    of investments.................................      (90,745)     (465,271)      185,231
                                                    __________________________________________

  Net realized and unrealized gain (loss)
    on investments.................................       18,893      (394,256)      185,231
                                                    __________________________________________

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS..................................   $1,123,126    $1,161,517    $2,187,895
                                                    ==========================================


                                 See Notes to Financial Statements.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
PREFERRED STOCK PUT SERIES - 4

STATEMENTS OF CHANGES IN NET ASSETS

                                                    ...........Years Ended September 30,........
                                                         1995          1994          1993
                                                    __________________________________________
OPERATIONS:
  Net investment income............................  $ 1,104,233   $ 1,555,773   $ 2,002,664
  Realized gain on securities sold
    or redeemed....................................      109,638        71,015
  Unrealized appreciation (depreciation)
    of investments.................................      (90,745)     (465,271)      185,231
                                                    __________________________________________
  Net increase in net assets resulting
    from operations................................    1,123,126     1,161,517     2,187,895
                                                    __________________________________________

DISTRIBUTIONS TO HOLDERS (Note 2):
  Income...........................................   (1,122,825)   (1,531,143)   (1,984,274)
  Principal........................................   (5,981,318)   (7,321,459)   (1,391,691)
                                                    __________________________________________
  Total distributions..............................   (7,104,143)   (8,852,602)   (3,375,965)
                                                    __________________________________________
CAPITAL SHARE TRANSACTIONS - Redemptions of 803
  units............................................                   (290,453)
                                                    __________________________________________
NET DECREASE IN NET ASSETS.........................   (5,981,017)   (7,981,538)   (1,188,070)

NET ASSETS AT BEGINNING OF YEAR....................   17,436,514    25,418,052    26,606,122
                                                    __________________________________________
NET ASSETS AT END OF YEAR..........................  $11,455,497   $17,436,514   $25,418,052
                                                    ==========================================
PER UNIT:
  Income distributions during year.................       $23.27        $31.32        $40.45
                                                    ==========================================
  Principal distributions during year..............      $123.96       $149.25        $28.37
                                                    ==========================================
  Net asset value at end of year...................      $237.41       $361.36       $518.15
                                                    ==========================================
TRUST UNITS OUTSTANDING AT END OF YEAR.............       48,252        48,252        49,055
                                                    ==========================================












                  See Notes to Financial Statements.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
PREFERRED STOCK PUT SERIES - 4


NOTES TO FINANCIAL STATEMENTS


  1.  SIGNIFICANT ACCOUNTING POLICIES

      The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (a) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities. See "How to Sell Units - Trustee's Redemption of Units" in this
          Prospectus, Part B.

      (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (c) Dividend income is recorded on the ex-dividend date.

  2.  DISTRIBUTIONS

      A distribution of net investment income is made to Holders each month. Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Income, Distributions and Reinvestment - Distributions" in this Prospectus, Part B.

  3.  NET CAPITAL

      Cost of 48,252 units at Date of Deposit...................................   $47,627,675
                                                                                _______________
      Net amount applicable to Holders..........................................    47,627,675
      Redemptions of units - net cost of 4,906 units redeemed
        less redemption amounts.................................................     2,196,988
      Realized gain on securities sold or redeemed..............................     1,213,010
      Principal distributions...................................................   (40,105,472)
      Unrealized appreciation of investments....................................       437,950
                                                                                _______________












      Net capital applicable to Holders.........................................   $11,370,151
                                                                                ===============



  4.  INCOME TAXES

      As of September 30, 1995, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated
      $437,950, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $10,932,013 at September 30, 1995.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
PREFERRED STOCK PUT SERIES - 4


NOTES TO FINANCIAL STATEMENTS


  5.  CHANGE OF TRUSTEE

      On March 1, 1995, The Bank of New York assumed all of the Trustee responsibilities from Investors Bank & Trust Company.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
PREFERRED STOCK PUT SERIES - 4


PORTFOLIO
AS OF SEPTEMBER 30, 1995

                                                                               Indicated      Optional
    Portfolio No. and Title of       Number of   Par(P) or Stated(S)         Dividend Rate     Redemption
            Securities(3)              Shares      Value Per Share    Total      Per Annum  Provisions(2)(4)       Cost  Value(1)
            _____________          _____________ ___________________ ________ ____________ _________________      ______  ________

 1 Baltimore Gas & Electric Co.,       5,846       $100.000(P)    $   584,600      5.400%      Currently     $   417,527 $   470,111
   5.40% Pfd. Stk., Ser. D

 2 Baltimore Gas & Electric Co.,       2,923        100.000(P)        292,300      7.780       Currently         295,223     305,675
   7.78% Cumulative Preferred
   Stock, 1973 Ser.

 3 Carolina Power & Light              1,850        100.000(S)        185,000      5.440       Currently         133,109     135,278











   Company, $5.44 Ser. Cumulative
   Preferred Stock

 4 Central Power & Light Co., 7.12%    5,000        100.000(P)        500,000      7.120       Currently         470,995     505,000
   Pfd. Stk.

 5 Commonwealth Edison Company,          585        100.000(S)         58,500      8.400       Currently          59,085      61,419
   $8.40 Cumulative Preference Stock

 6 Commonwealth Edison, $7.24          7,000        100.000(S)        700,000      7.240       Currently         670,516     693,608
   Cumulative Preferred Stock Ser. E

 7 Consumer Power Company, $7.76       5,000        100.000(P)        500,000      7.760       Currently         511,050     519,455
   Cumulative Preferred Stock, Ser. G

 8 Duke Power Co, 6.72% Cum. Pfd.      1,000        100.000(P)        100,000      6.720       Currently          88,902     101,491
   Stk., Ser. E

 9 GTE California, Inc. 5% Cum. Pfd.   7,308         20.000(P)        146,160      5.000       Currently          96,647     104,139
   Stk.

10 GTE California, Inc. 7.48% Cum.    16,000        100.000(P)      1,600,000      7.480       Currently       1,583,472   1,647,200
   Pfd. Stk.


DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
PREFERRED STOCK PUT SERIES - 4


PORTFOLIO
AS OF SEPTEMBER 30, 1995

                                                                               Indicated      Optional
    Portfolio No. and Title of       Number of   Par(P) or Stated(S)         Dividend Rate     Redemption
            Securities(3)              Shares      Value Per Share    Total      Per Annum  Provisions(2)(4)       Cost  Value(1)
            _____________          _____________ ___________________ ________ ____________ _________________      ______  ________

11 Gulf Power Co., 7.52% Pfd. Stk.       6,000        100.000(P)  $   600,000     7.520%      Currently      $   596,976 $   606,706

12 Illinois Power Co., 8.24% Cum.          877         50.000(P)       43,850     8.240       Currently           45,516      47,199











   Pfd. Stk.

13 Indianapolis Power & Light Co.,         351        100.000(P)       35,100     8.200       Currently           35,451      36,804
   8.20% Cum. Pfd. Stk.

14 Iowa Electric Light & Power, 6.10%    2,500         50.000(S)      125,000     6.100       Currently          100,864     105,000
   Cum. Pfd. Stk.

15 Massachusetts Electric Co., Cum.      2,923        100.000(P)      292,300     4.440       Currently          171,601     191,336
   Pfd. Stk., 4.44% Ser.

16 J Ray Mcdermott & Co., Inc., Ser. B   2,817         31.250(S)       88,031     2.600       Currently           88,031      90,271
   $2.60 Cum. Pfd. Stk.

17 Mississippi Power & Light Co., 7.44%  5,000        100.000(P)      500,000     7.440       Currently          492,185     509,133
   Pfd. Stk.

18 New York State Electric & Gas         1,100        100.000(P)      110,000     6.480       Currently           94,296      97,647
   Corporation, 6.48% Serial Preferred
   Stock

19 Northern Indiana Public Svc. Co.,     5,000        100.000(P)      500,000     7.500       Currently          496,160     505,000
   7.50% Cum. Pfd. Stk.

20 Ohio Edison Company, 7.24%            4,500        100.000(P)      450,000     7.240       Currently          431,046     438,072
  Cumulative Preferred Stock

21 Ohio Edison Company, 7.36%           10,000        100.000(P)    1,000,000     7.360       Currently          973,780   1,007,314
   Preferred Stock

                                                         D - 8

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
PREFERRED STOCK PUT SERIES - 4


PORTFOLIO
AS OF SEPTEMBER 30, 1995

                                                                                 Indicated      Optional
    Portfolio No. and Title of       Number of   Par(P) or Stated(S)         Dividend Rate     Redemption
            Securities(3)              Shares      Value Per Share    Total      Per Annum  Provisions(2)(4)       Cost   Value(1)
            _____________          _____________ ___________________ ________ ____________ _________________      ______  ________












22 Ohio Power Co., 4.40% Pfd. Stk.         500        100.000(P)   $   50,000     4.400%      Currently      $    29,089  $   30,959


23 Public Service Elec. & Gas Co.,       2,700        100.000(P)      270,000     4.080       Currently          145,638     150,659
   4.08% Cum. Pfd. Stk.

24 Public Service Elec. & Gas Co.,         512        100.000(P)       51,200     5.050       Currently           34,195      35,372
   5.05% Cum. Pfd. Stk.

25 Public Service Electric & Gas        10,000        100.000(P)    1,000,000     7.700       Currently        1,007,900   1,043,159
   Company, 7.70% Cumulative Preferred
   Stock

26 Southwestern Public Service Co.,     17,500        100.000(P)    1,750,000     8.000       Currently        1,767,500   1,832,669
   8.00% Cum. Pfd. Stk.

27 Texas Util. Elec. Co., $7.20 Cum.     1,000        100.000(S)      100,000     7.200       Currently           95,259      99,287
   Pfd. Stk.

                                                                                                            ____________ ___________
TOTAL                                                                                                        $10,932,013 $11,369,963
                                                                                                             =========== ===========

              See Notes to Portfolio.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
PREFERRED STOCK PUT SERIES - 4


NOTES TO PORTFOLIO
AS OF SEPTEMBER 30, 1995


  (1) See Notes to Financial Statements.

  (2) Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated, the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be affected by redemptions. The tax effect on Holders of redemptions and related distributions is described under "Taxes" in this Prospectus, Part B.

  (3) All preferred stocks in the Fund were acquired from The Dime Savings Bank of New York (the Seller), a Federally chartered savings bank. The Seller has agreed to repurchase any securities sold by it to the Fund under specified circumstances. For additional information about such arrangements, see "Investment Summary - Risk Factors" and "Risk Factors - Preferred Stock Put Series" in Parts A and B, respectively, of this Prospectus.

DEFINED ASSET FUNDS - CORPORATE INCOME FUND,
PREFERRED STOCK PUT SERIES - 4


NOTES TO PORTFOLIO
AS OF SEPTEMBER 30, 1995

  (4) It is anticipated that the perpetual Preferred Stocks and certain of the sinking fund Preferred Stocks will be sold by the Trustee on various disposition dates beginning June 17, 1995 and ending June 17, 2005 if they can be sold for prices in excess of their Put Prices on such dates. Otherwise these Preferred Stocks will be sold on the Final Disposition Date (June 17, 2005 for all Preferred Stocks) at their Put Prices in accordance with the Seller's Disposition Purchase commitments. (See "Investment Summary - Risk Factor" in this Prospectus, Part A.)

                             Defined
                             Asset FundsSM


SPONSORS:                          CORPORATE INCOME FUND
Merrill Lynch,                     PREFERRED STOCK PUT SERIES--4
Pierce, Fenner & Smith IncorporatedPROSPECTUS PART A
Defined Asset Funds                This Prospectus does not contain all of the
P.O. Box 9051                      information with respect to the investment
Princeton, N.J. 08543-9051         company set forth in its registration
(609) 282-8500                     statement and exhibits relating thereto which
Smith Barney Inc.                  have been filed with the Securities and
Unit Trust Department              Exchange Commission, Washington, D.C. under
388 Greenwich Street--23rd Floor   the Securities Act of 1933 and the Investment
New York, NY 10013                 Company Act of 1940, and to which reference
1-800-223-2532                     is hereby made.
Prudential Securities Incorporated ------------------------------
One Seaport Plaza                  No person is authorized to give any
199 Water Street                   information or to make any representations
New York, N.Y. 10292               with respect to this investment company not
(212) 776-1000                     contained in its registration statement and
Dean Witter Reynolds Inc.          exhibits relating thereto; and any
Two World Trade Center--59th Floor information or representation not contained
New York, N.Y. 10048               therein must not be relied upon as having
(212) 392-2222                     been authorized. This Prospectus shall not
PaineWebber Incorporated           constitute an offer to sell or the
1200 Harbor Blvd.                  solicitation of an offer to buy nor shall
Weehawken, N.J. 07087              there be any sale of these securities in any
(201) 902-3000                     State in which such offer solicitation or
EVALUATOR:                         sale would be unlawful prior to registration
Kenny S&P Evaluation Services,     or qualification under the securities laws of
65 Broadway                        any such State.
New York, N.Y. 10006
TRUSTEE:
The Bank of New York
(a New York Banking Corporation)
Box 974--Wall Street Station
New York, N.Y. 10268-0974
1-800-221-7771


                                                     13780--12/95